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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                          Reported): November 10, 1998

           CWABS, INC., (as depositor under the Pooling and Servicing
                 Agreement, to be dated as of November 14, 1998,
                 providing for the issuance of the CWABS, Inc.,
            Countrywide Home Equity Loan Trust 1998-D Revolving Home
             Equity Loan Asset Backed Certificates, Series 1998-D).

                                   CWABS, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-60823                   95-4596514
----------------------------        -----------              -------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

       4500 Park Granada
       Calabasas, California                                    91302
       ---------------------                                 ----------
       (Address of Principal                                 (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
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Item 5.  Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1998-D.

Filing of Derived Materials.

         In connection with the offering of the Certificates, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Countrywide Securities Corporation ("Countrywide Securities" and, together with Merrill Lynch, the "Underwriters"), have each prepared certain materials for distribution to potential investors (the "Merrill Lynch Computational Materials" and the "Countrywide Computational Materials", respectively). Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Computational Materials by either Merrill Lynch or Countrywide Securities. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Merrill Lynch Computational Materials and the Countrywide Computational Materials by paper filing on Form SE.

         For purposes of this Form 8-K, the term Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the
Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Merrill Lynch Computational Materials are attached hereto as Exhibit 99.1 and the Countrywide Computational Materials are attached hereto as Exhibit 99.2.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 26, 1998 and the prospectus supplement dated November 10, 1998, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1998-D.








Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Merrill Lynch Computational Materials
         99.2              Countrywide Computational Materials





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.

                                                     By: /s/ David Walker
                                                        ------------------------
                                                         David Walker
                                                         Vice President

Dated:  November 18, 1998





Exhibit Index

Exhibit                                                                     Page

99.1              Merrill Lynch Computational Materials                        7
99.2              Countrywide Computational Materials






                                  Exhibit 99.1

                      Merrill Lynch Computational Materials

         In accordance with Rule 311(i) of Regulation S-T, the Merrill Lynch Computational Materials are being filed on paper pursuant to Form SE.





                                  Exhibit 99.2

                       Countrywide Computational Materials

         In accordance with Rule 311(i) of Regulation S-T, the Countrywide Computational Materials are being filed on paper pursuant to Form SE.


                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                               November 18, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

                   Re:      CWABS, Inc.
                            Countrywide Home Equity Loan Trust 1998-D
                            Revolving Home Equity Loan Asset Backed
                            Certificates, 1998-D

Ladies and Gentlemen:

         On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.

                                                     Very truly yours,

                                                     /s/ Amy Sunshine
                                                     ------------------
                                                        Amy Sunshine

Enclosure